EXHIBIT 10.1

WAIVER AND SEVENTH AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS WAIVER AND SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is entered into as of November 13, 2008 between TOR Minerals International, Inc., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").  Capitalized terms used but not defined in this Amendment have the meaning given them in the Loan Agreement (defined below).

RECITALS

A.        Borrower and Lender entered into that certain Second Amended and Restated Loan Agreement dated as of December 21, 2004 (as amended by First Amendment to Second Amended and Restated Loan Agreement dated December 13, 2005, Second Amendment to Second Amended and Restated Loan Agreement dated November 29, 2006, Third Amendment to Second Amended and Restated Loan Agreement dated February 15, 2007, Fourth Amendment to Second Amended and Restated Loan Agreement dated May 7, 2007, Fifth Amendment to Second Amended and Restated Loan Agreement dated March 19, 2008, Waiver and Sixth Amendment to Second Amended and Restated Loan Agreement dated August 14, 2008, and as further amended, restated or supplemented the "Loan Agreement").

B.         Borrower is in default under the Loan Agreement as a result of Borrower's failure to comply with (i) the covenant contained in Section 4(B)(ii) of the Loan Agreement for the quarter ending September 30, 2008, (ii) the covenant contained in Section 4(B)(iii) of the Loan Agreement for the quarter ending September 30, 2008, and (iii) the covenant contained in Section 4(B)(v) of the Loan Agreement for the quarter ending September 30, 2008 (collectively, the "Existing Defaults").

C.         Borrower and Lender have agreed to amend the Loan Agreement and waive the Existing Defaults, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.                   Amendments to Loan Agreement.

(a)          Section 1.S of the Loan Agreement is amended to delete the definition of Revolving Committed Amount in its entirety and to replace it with the following:

                                    "Revolving Committed Amount means $2,500,000."

(b)                The Loan Agreement is amended to delete the third sentence of Section 2A and replace it with the following:

"Borrowing Base" means the sum of (a) 80% of Borrower's Eligible Accounts Receivable plus (b) the lesser of (x) 50% of Borrower's Eligible Inventory and (y) 70% of the amount determined under preceding clause (a)."

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2.                   Waiver.  Subject to the conditions set out in this Amendment, Lender (a) waives the Existing Defaults, and (b) agrees not to exercise any of the rights or remedies available to it under the Loan Documents solely as a result of the violation or noncompliance described in clause (a) above.  Except as set out in the preceding sentence, Borrower hereby agrees that such waiver does not constitute a waiver of any present or future violation of or noncompliance with any provision of any Loan Document or a waiver of Lender's right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

3.                   Waiver and Sixth Amendment.  In connection with the Waiver and Sixth Amendment to Second Amended and Restated Loan Agreement dated August 14, 2008, between Borrower and Lender (the "Sixth Amendment"), Borrower was required to receive at least $1,000,000 in cash equity contributions on or before September 15, 2008.  For the avoidance of doubt, Lender confirms that Borrower has satisfied its obligations as specified in Section 3 of the Sixth Amendment, notwithstanding the subsequent shareholder approval being obtained by Borrower with respect to such cash equity contributions.

4.                   Conditions.  This Amendment shall be effective as of the date first set forth above once each of the following have been delivered to Lender:

(i)                           this Amendment executed by Borrower and Lender;

(ii)                         payment by Borrower to Lender of a $5,000 amendment/waiver fee, which fee shall be full-earned and non-refundable when paid;

(iii)                        payment by Borrower to Porter & Hedges, L.L.P., counsel to Lender, of outstanding legal fees of $6,532.50 (invoice no. 342586); and

(iv)                       such other documents as Lender may reasonably request.

5.                   Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any person, governmental authority, or entity (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date or as modified by this Amendment), (f) except for the Existing Defaults, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default has occurred and is continuing other than the Existing Defaults.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

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6.                   Scope of Amendment; Reaffirmation; Release.  All references to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Loan Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Loan Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Loan Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  BORROWER HEREBY RELEASES LENDER FROM ANY LIABILITY FOR ACTIONS OR OMISSIONS IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT AND BORROWER WAIVES AND RELEASES ANY AND ALL OF ITS RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION BASED UPON OR RELATED TO, IN WHOLE OR IN PART, FROM THE NEGLIGENCE, BREACH OF CONTRACT OR OTHER FAULT, OR STRICT LIABILITY WITHOUT REGARD TO FAULT, TO THE MAXIMUM EXTENT THAT SUCH RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION MAY LAWFULLY BE RELEASED AND WAIVED AND TO THE EXTENT ARISING PRIOR TO THE DATE OF THIS AMENDMENT.  BORROWER ACKNOWLEDGES THAT LENDER HAS FULFILLED ALL OF ITS CONTRACTUAL OBLIGATIONS UNDER THE LOAN DOCUMENTS ARISING PRIOR TO THE DATE HEREOF.  IN FURTHERANCE THEREOF, BORROWER REPRESENTS THAT BORROWER HAS HAD THE OPPORTUNITY TO ENGAGE LEGAL COUNSEL IN CONNECTION WITH THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AMENDMENT AND BORROWER DOES NOT CONSIDER ITSELF TO BE IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE LOAN DOCUMENTS AND BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.

7.                   Miscellaneous.

(a)                No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Loan Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)                Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)                Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement or the other Loan Documents.

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(d)                Costs, Expenses and Attorneys' Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's counsel.

(e)                Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)                 Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or by portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)                Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)                Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 11 of the Loan Agreement.

(i)                 Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

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The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: TOR MINERALS INTERNATIONAL, INC., a Delaware corporation		LENDER: BANK OF AMERICA, N.A., a national banking association

By:		By:
	Barbara Russell Acting Chief Financial Officer		Peter Vitale, Senior Vice President

Signature Page to Waiver and Seventh Amendment to Second Amended and Restated Loan Agreement

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